OTHER INCOME, NET	12 Months Ended
Dec. 31, 2011
OTHER INCOME, NET
OTHER INCOME, NET

NOTE 16—OTHER INCOME, NET

        Other income, net consists of the following:

	Years Ended December 31,
	2011	2010	2009
	(in thousands)
Gain on sale of investments	$—	$—	$355
Other-than-temporary impairment of equity investments(1)	(450)	—	(5,517)
Foreign exchange (losses) gains	(8,942)	8,004	6,256
Settlement with MRV Communications(2)	—	481	—
Other	777	1,323	1,209

Total	$(8,615)	$9,808	$2,303

(1)
In December 2011, management re-evaluated the carrying value of the Company's investment in Xalted, by applying the market value of Xalted's investment in Kranem, the only asset of Xalted. Based on this review, the Company determined that the decline in Xalted's fair value was other-than-temporary and recorded a $0.5 million impairment charge for this investment in other income (expense), net in the fourth quarter of 2011. See "Note 6—Cash, Cash Equivalents and Investments."

(2)
Previously, the Company held an 8% ownership interest in Fiberxon, which was acquired by MRV in 2007. In connection with the acquisition, Fiberxon shareholders received cash and stock as well as the right to potential deferred consideration. In December 2009, MRV entered into a settlement agreement for dismissal of legal proceedings between MRV and the former shareholders of Fiberxon regarding the amount of contingent consideration owed related to its acquisition. Proceeds received in the first quarter of 2010 represented the Company's proportionate share of the settlement amounts.